UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2019

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street
Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

(816) 983 - 1303
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Preferred Stock, Par Value $25 Per Share, 4%, Noncumulative	KSU	New York Stock Exchange
Common Stock, $.01 Per Share Par Value	KSU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2019, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the threshold stock ownership requirement for stockholders to call a special meeting from 25% to 15%. The amendment was filed effective as of May 23, 2019. A copy of the amendment is attached as Exhibit 3.1 to this report and incorporated herein by reference.

On May 23, 2019, the Board of Directors amended and restated the Kansas City Southern Bylaws to amend Article II Section 10 to reduce the threshold stock ownership requirement for stockholders to call a special meeting from 25% to 15%. A copy of the Kansas City Southern Bylaws, amended and restated as of May 23, 2019, is attached as Exhibit 3.2 to this report and incorporated herein by reference.

Item 5.07     Submission of Matters to Vote of Security Holders.
At the 2019 Annual Meeting of Stockholders of the Company held on May 17, 2019, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company's definitive proxy statement for the 2019 Annual Meeting previously filed with the Securities and Exchange Commission on April 5, 2019.

Proposal 1 - Election of nine directors

The following nominees for the Board of Directors of the Company were elected to hold office until the Annual Meeting of Stockholders of the Company in 2020:

Nominee: Lydia I. Beebe
For	Against	Abstain	Broker Non-Vote
80,688,005	424,648	67,448	9,164,758

Nominee: Lu M. Cordova
For	Against	Abstain	Broker Non-Vote
80,879,464	244,400	56,237	9,164,758

Nominee: Robert J. Druten
For	Against	Abstain	Broker Non-Vote
77,188,551	3,928,404	63,146	9,164,758

Nominee: Antonio O. Garza, Jr.
For	Against	Abstain	Broker Non-Vote
80,522,336	597,664	60,101	9,164,758

Nominee: David Garza-Santos
For	Against	Abstain	Broker Non-Vote
80,296,317	744,832	138,952	9,164,758

Nominee: Mitchell J. Krebs
For	Against	Abstain	Broker Non-Vote
80,760,671	343,752	75,678	9,164,758

Nominee: Henry M. Maier
For	Against	Abstain	Broker Non-Vote
80,774,629	328,803	76,669	9,164,758

Nominee: Thomas A. McDonnell
For	Against	Abstain	Broker Non-Vote
77,329,298	3,787,791	63,012	9,164,758

Nominee: Patrick J. Ottensmeyer
For	Against	Abstain	Broker Non-Vote
80,955,265	164,482	60,354	9,164,758

Proposal 2 - Ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2019.

Company stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2019 as set forth below:

For	Against	Abstain
89,928,257	322,294	94,308

Proposal 3 - Advisory (non-binding) vote approving the 2018 compensation of the Company's Named Executive Officers.

Company stockholders cast their votes with respect to the advisory (non-binding) vote approving the 2018 compensation of the Company's Named Executive Officers as set forth below:

For	Against	Abstain	Broker Non-Vote
76,011,467	5,025,971	142,664	9,164,758

Proposal 4 - Company proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the threshold stock ownership requirement for stockholders to call a special meeting.

Company stockholders approved the proposal as set forth below:

For	Against	Abstain	Broker Non-Vote
80,728,562	335,680	115,860	9,164,758

Item 7.01     Regulation FD Disclosure.

In a news release dated May 20, 2019, the Company announced the results of its 2019 Annual Meeting of Stockholders. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Kansas City Southern Amended and Restated Certificate of Incorporation, is attached to this Form 8-K as Exhibit 3.1
3.2	Kansas City Southern Bylaws, amended and restated as of May 23, 2019, is attached to this Form 8-K as Exhibit 3.2
99.1
News release dated May 20, 2019, issued by Kansas City Southern entitled “KCS Holds Annual Meeting of Stockholders, Elects Nine Directors and Announces Preferred and Common Dividends,” is attached to this Form 8-K as Exhibit 99.1

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	General Counsel & Corporate Secretary

Date: May 23, 2019